Valneva SE 6-K

Exhibit 10.3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Execution Version

FIFTH AMENDMENT

This FIFTH AMENDMENT (this “Amendment”) is made and entered into as of April 25, 2022 (the “Fifth Amendment Effective Date”), by and among VALNEVA AUSTRIA GMBH, a company organized and existing under the laws of Austria (the “Borrower”), VALNEVA SE, a societas europaea organized and existing under the laws of the European Union (“Holdings”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (together with its Affiliates, successors, transferees and assignees) as the administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are party to that certain Credit Agreement, dated as of February 3, 2020 (as amended by that Amendment and Waiver, dated as of June 24, 2020, as further amended by that Second Amendment, dated as of July 31, 2020, as further amended by that Third Amendment, dated as of January 15, 2021, as further modified by that Waiver, dated as of November 30, 2021, as further amended by that Fourth Amendment, dated as of January 3, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has approached the Lenders in the United States and requested that the Lenders agree to provide a new senior term loan to the Borrower in an aggregate principal amount of $40,000,000 (with $20,000,000 available on the Fifth Amendment Effective Date and $20,000,000 available prior to the Fifth Delayed Draw Commitment Termination Date) and the Lenders have so agreed, in each case subject to the terms and conditions set forth in this Amendment and in the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to certain other amendments to the Credit Agreement and the Lenders have so agreed, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.           Amendments to the Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended to add the following definitions in their respective alphabetical order:

“Fifth Amendment” means that Fifth Amendment, dated as of April 25, 2022, among the Borrower, Holdings, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.

“Fifth Amendment Effective Date” shall have the meaning set forth in the Fifth Amendment.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

“Fourth Delayed Draw Commitment Amount” as to each Lender, means its obligation to make a portion of the Fourth Delayed Draw Loan to the Borrower pursuant to Section 2.1, in the principal amount set forth opposite such Lender’s name on Schedule 2.1. The aggregate principal amount of the Fourth Delayed Draw Commitment Amount of all of the Lenders as in effect on the Fifth Amendment Effective Date is $20,000,000.

“Fourth Delayed Draw Commitment Termination Date” means the Fourth Delayed Draw Funding Date (immediately after the making of the Fourth Delayed Draw Loan on such date).

“Fourth Delayed Draw Funding Date” means the date of the making of the Fourth Delayed Draw Loan hereunder, which in no event shall be later than the Fifth Amendment Effective Date.

“Fourth Delayed Draw Loan” is defined in Section 2.1.

“Fifth Delayed Draw Commitment Amount” as to each Lender, means its obligation to make a portion of the Fifth Delayed Draw Loan to the Borrower pursuant to Section 2.1, in the principal amount set forth opposite such Lender’s name on Schedule 2.1. The aggregate principal amount of the Fifth Delayed Draw Commitment Amount of all of the Lenders as in effect on the Fifth Amendment Effective Date is $20,000,000.

“Fifth Delayed Draw Commitment Termination Date” means the earlier to occur of (a) the Fifth Delayed Draw Funding Date (immediately after the making of the Fifth Delayed Draw Loan on such date), and (b) September 30, 2022, if the Fifth Delayed Draw Loan shall not have been made hereunder prior to such date.

“Fifth Delayed Draw Funding Date” means the date of the making of the Fifth Delayed Draw Loan hereunder, which in no event shall be later than September 30, 2022.

“Fifth Delayed Draw Loan” is defined in Section 2.1.

(b)           Section 1.1 of the Credit Agreement is amended to amend and restate the following definitions in their entirety:

“Delayed Draw Commitment Amount” means each of the First Delayed Draw Commitment Amount, the Second Delayed Draw Commitment Amount, the Third Delayed Draw Commitment Amount, the Fourth Delayed Draw Commitment Amount and the Fifth Delayed Draw Commitment Amount.

“Delayed Draw Commitment Termination Date” means each of the First Delayed Draw Commitment Termination Date, the Second Delayed Draw Commitment Termination Date, the Third Delayed Draw Commitment Termination Date, the Fourth Delayed Draw Commitment Termination Date and the Fifth Delayed Draw Commitment Termination Date.

“Delayed Draw Funding Date” means each of the First Delayed Draw Funding Date, the Second Delayed Draw Funding Date, the Third Delayed Draw Funding Date, the Fourth Delayed Draw Funding Date and the Fifth Delayed Draw Funding Date.

“Delayed Draw Loan” means each of the First Delayed Draw Loan, the Second Delayed Draw Loan, the Third Delayed Draw Loan, the Fourth Delayed Draw Loan and the Fifth Delayed Draw Loan.

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“Maturity Date” means March 3, 2027.

“Repayment Premium” means a premium equal to:

(a)           if any prepayment or repayment is made or required to be made with respect to any Loan on or prior to December 31, 2023, a “Make-Whole Amount” in respect of the principal amount of any prepayment or repayment of the applicable Loan, determined (without duplication) by the Required Lenders, equal to the sum of (x) five percent (5.00%) of the principal amount to be repaid or prepaid and (y) the amount of all interest which would otherwise have accrued hereunder for the period from the date of such repayment or prepayment (or the date on which such repayment or prepayment was required to be made, if earlier) to December 31, 2023; provided that if the prepayment or repayment made pursuant to this clause (a) is in connection with a transaction that results in a Change in Control at a time when no Default or Event of Default has occurred or is continuing, the Repayment Premium shall be 9.95% of the principal amount of such prepayment or repayment of the applicable Loan;

(b)           five percent (5.00%) of the principal amount of any prepayment or repayment of the applicable Loan, if such prepayment or repayment is not made or required to be made prior to, and is made or required to be made on or after January 1, 2024, but on or prior to December 31, 2024;

(c)            three percent (3.00%) of the principal amount of any prepayment or repayment of the applicable Loan, if such prepayment or repayment is not made or required to be made prior to, and is made or required to be made on or after January 1, 2025, but on or prior to December 31, 2025; or

(d)           one percent (1.00%) of the principal amount of any prepayment or repayment of the applicable Loan, if such prepayment or repayment is not made or required to be made on or prior to, and is made or required to be made on or after January 1, 2026, but prior to the Maturity Date.”

(c)           Section 2.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Section 2.1 Commitment. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Initial Loan”) on the Funding Date in an amount equal to (but not less than) such Lender’s Initial Commitment Amount. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “First Delayed Draw Loan”) on the First Delayed Draw Funding Date in an amount equal to (but not less than) such Lender’s First Delayed Draw Commitment Amount. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Second Delayed Draw Loan”) on the Second Delayed Draw Funding Date in an amount equal to (but not less than) such Lender’s Second Delayed Draw Commitment Amount. On the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Third Delayed Draw Loan”) on the Third Delayed Draw Funding Date in an amount equal to (but not less than) such Lender’s Third Delayed Draw Commitment Amount. Subject to the occurrence of the Fifth Amendment Effective Date, and on the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Fourth Delayed Draw Loan”) on the Fifth Amendment Effective Date in an amount equal to (but not less than) such Lender’s Fourth Delayed Draw Commitment Amount. Subject to the occurrence of the Fifth Amendment Effective Date, and on the terms and subject to the conditions of this Agreement, each Lender severally agrees to make its portion of a term loan (the “Fifth Delayed Draw Loan”) on the Fifth Delayed Draw Funding Date in an amount equal to (but not less than) such Lender’s Fifth Delayed Draw Commitment Amount. No amounts paid or prepaid with respect to the Loans may be reborrowed.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(d)           Section 2.2 of the Credit Agreement is amended and restated in its entirety as follows:

“Section 2.2. Borrowing Procedure. The Borrower may request that the Initial Loan be made by delivering to the Administrative Agent an irrevocable Loan Request on or before 10:00 a.m. on a Business Day at least three Business Days prior to the proposed Funding Date (or such later date as all Lenders and the Administrative Agent may agree in their discretion). The Borrower may request that the Fourth Delayed Draw Loan be made by delivering to the Administrative Agent an irrevocable Loan Request on or before 10:00 a.m. on a Business Day at least three Business Days prior to the proposed Fifth Amendment Effective Date (or such later date as all Lenders and the Administrative Agent may agree in their discretion). The Borrower shall request that the First Delayed Draw Loan be made by delivering to the Administrative Agent an irrevocable Loan Request on or before 10:00 a.m. on a Business Day at least fifteen Business Days prior to the proposed First Delayed Draw Funding Date (or such later date as all Lenders and the Administrative Agent may agree in their discretion), and may request that the Second Delayed Draw Loan, the Third Delayed Draw Loan or the Fifth Delayed Draw Loan be made by delivering to the Administrative Agent an irrevocable Loan Request on or before 10:00 a.m. on a Business Day at least fifteen Business Days prior to the proposed applicable Delayed Draw Funding Date (or such later date as all Lenders and the Administrative Agent may agree in their discretion). A Loan Request must request disbursement to a bank account of the Borrower outside Austria.”

(e)           Section 3.2 of the Credit Agreement is amended by amending and restating clause (b) in its entirety as follows:

“Commencing on July 1, 2024, and on the first Business Day of each Fiscal Quarter thereafter, the Borrower shall make a scheduled principal payment equal to 8.33% of the unpaid principal amount of the Loans outstanding on July 1, 2024 (for the avoidance of doubt, prior to giving effect to such scheduled principal payment).”

(f)           Article V of the Credit Agreement is amended by adding a new Section 5.19 as follows:

“Section 5.19 Fifth Delayed Draw Loan. With respect to the Fifth Delayed Draw Funding Date, the Administrative Agent and each Lender shall have received evidence reasonably satisfactory to the Administrative Agent and such Lenders that the Borrower’s inactivated COVID-19 vaccine candidate, VLA2001, shall have received conditional approval from the European Medicines Agency for primary immunization in adults 18-55 years of age.”

(g)          Section 7.13 of the Credit Agreement is amended by replacing clause (iv) in its entirety as follows:

“(iv) any other accounts the aggregate balance held on deposit in all such accounts at any time shall not exceed €5,000,000 (collectively, the “Excluded Accounts”)) to become Controlled Accounts, and thereafter maintain each such Controlled Account as a cash collateral account (which may be an interest-bearing account), with all cash, checks and other similar items of payment in such account securing payment of the Obligations (and in which Holdings, the Borrower and the other Loan Parties shall have granted a Lien to the Secured Parties).”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(h)           Section 8.2(e) of the Credit Agreement is amended and restated in its entirety as follows:

“(e) Purchase Money Indebtedness and Capitalized Lease Liabilities incurred after the Closing Date in a principal amount not to exceed €10,000,000 in the aggregate outstanding at any time;”

(i)           Section 8.2(i) of the Credit Agreement is amended and restated in its entirety as follows:

“(i) Indebtedness of (i) any Loan Party owing to a Subsidiary that is not a Guarantor; provided that all of such Indebtedness shall be subordinated to the Obligations pursuant to an intercompany debt subordination agreement in substantially the form of Exhibit G hereto (or any other form approved by the Required Lenders), (ii) any Subsidiaries that are not Guarantors owing to the Borrower or any Guarantor in an aggregate principal amount at any time outstanding not to exceed, when combined with outstanding Investments by any Loan Party in or to any Subsidiary that is not a Guarantor pursuant to Section 8.5(h)(i) and any Disposition by any Loan Party to any Subsidiary that is not a Guarantor pursuant to Section 8.8(o), €5,000,000, and (iii) any Subsidiaries that are not Guarantors owing to any other Subsidiary that is not a Guarantor;”

(j)           Section 8.4(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a) Liquidity. The Liquidity of Holdings, the Borrower and the Subsidiaries, on a consolidated basis, shall not at any time be less than €35,000,000.”

(k)          Section 8.5(h) is amended and restated in its entirety as follows:

“(h) Investments (i) by Holdings, the Borrower or any Guarantor in or to any Subsidiary that is not a Guarantor, in an aggregate amount at any time outstanding not to exceed, when combined with any outstanding Indebtedness of any Subsidiary that is not a Guarantor owing to the Borrower or any Guarantor pursuant to Section 8.2(i)(ii) and any Disposition by any Loan Party to any Subsidiary that is not a Guarantor pursuant to Section 8.8(o), €5,000,000, (ii) by any Subsidiary that is not a Loan Party in or to any other Subsidiary that is not a Loan Party and (iii) by any Subsidiary that is not a Loan Party in or to Holdings, the Borrower or any Guarantor;

(l)           Section 8.8(o) of the Credit Agreement is amended and restated in its entirety as follows:

(o) Dispositions from any Loan Party to any Subsidiary that is not a Loan Party in an aggregate amount over the term of this Agreement not to exceed, when combined with any outstanding Indebtedness of any Subsidiary that is not a Guarantor owing to the Borrower or any Guarantor pursuant to Section 8.2(i)(ii) and any outstanding Investments by any Loan Party in or to any Subsidiary that is not a Guarantor pursuant to Section 8.5(h)(i), €5,000,000, provided that no sale or other transfer of any Intellectual Property that is material to the business of any Loan Party shall be permitted pursuant to this clause (o); provided further that Holdings, the Borrower and the Subsidiaries may not consummate any Disposition of any assets necessary to satisfy in all material respects the obligations of Holdings, the Borrower and the Subsidiaries under any Key Contract (other than any Disposition permitted pursuant to clause (m)).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(m)          Exhibit A to the Credit Agreement shall be replaced with the Form of Promissory Note attached as Exhibit A hereto.

(n)           Exhibit B to the Credit Agreement shall be replaced with the Form of Loan Request attached as Exhibit B hereto.

(o)           Schedule 2.1 to the Credit Agreement shall be replaced with the Schedule 2.1 set forth in Exhibit C hereto.

(p)           Schedule 8.2(c) shall be replaced with the Schedule 8.2(c) set forth in Exhibit D hereto.

3.           Conditions to Effectiveness of Amendment. This Amendment shall become effective on the Fifth Amendment Effective Date subject to the satisfaction of the following conditions:

(a)           The Administrative Agent shall have received a counterpart signature to this Amendment duly executed and delivered by each Loan Party, the Lenders and the Administrative Agent.

(b)           The Administrative Agent and each Lender shall have received with respect to Holdings, the Borrower and each other Loan Party, a copy of a good standing certificate, certificate of registration or similar certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, formation or organization to the extent that such certificate is obtainable in such jurisdiction, dated a date reasonably close to the Fifth Amendment Effective Date, for each such Person (or, as regards Holdings (i) an original copy of an extrait K-bis not more than 30 days old), (ii) a copy (certified by its authorized representative) of its updated by-laws (statuts), and (iii) an original copy of its état des inscriptions et privilèges not more than 30 days old and an original copy of its non-bankruptcy certificate (certificat de recherches négatives) not more than 30 days old).

(c)           The Administrative Agent and each Lender shall have received with respect to Holdings, the Borrower and each other Loan Party, a customary secretary’s certificate (and other certificates and documents substantially consistent with those delivered under Section 5.2 of the Credit Agreement, and including, with respect to the Borrower, an up-to-date extract from the Austrian companies’ register (Firmenbuchauszug) of the Borrower), dated as of the Fifth Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, as to the matters referred to in Section 5.2 of the Credit Agreement (provided that for purposes of this clause (b), references to the Closing Date in Section 5.2 of the Credit Agreement shall be deemed to refer to the Fifth Amendment Effective Date).

(d)           The Administrative Agent and each Lender shall have received an Officer’s Certificate, dated as of the Fifth Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, as to the matters set forth in Section 5.3 of the Credit Agreement.

(e)           Each Lender shall have received a Note substantially in the form attached as Exhibit A hereto and duly executed and delivered by an Authorized Officer of the Borrower.

(f)           The Administrative Agent and each Lender shall have received a solvency certificate, dated as of the Fifth Amendment Effective Date and duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, as to the matters set forth in Section 5.8 of the Credit Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(g)           The Administrative Agent and each Lender shall have received customary legal opinions, dated as of the Fifth Amendment Effective Date and addressed to the Secured Parties, in each case in form and substance acceptable to the Secured Parties in their reasonable discretion, from (i) Dechert LLP, US counsel to Holdings, the Borrower and the Subsidiaries, with respect to New York, Delaware and federal law; (ii) DORDA Rechtsanwälte GmbH, Austrian counsel to the Administrative Agent and the Lenders, with respect to Austrian law matters; (iii) bpv Hügel Rechtsanwälte GmbH, Austrian counsel to the Borrower, with respect to customary capacity matters for the Borrower; (iv) Lette & Associés S.E.N.C.R.L., Canadian counsel to the Borrower, with respect to Quebec law matters; (v) Lette LLP, Canadian counsel to the Borrower, with respect to Ontario law matters; (v) Bryan Cave Leighton Paisner, French local counsel to the Administrative Agent and the Lenders, with respect to French law matters; (vi) Hogan Lovells (Paris) LLP, French local counsel to Holdings, with respect to customary capacity matters for Holdings; (vii) Covington & Burling LLP, English counsel to the Administrative Agent and the Lenders, with respect to English law matters; (viii) Burness Paull, Scots counsel to the Administrative Agent and the Lenders, with respect to Scottish law matters; and (ix) Cirio Advokatbyrå AB, Swedish counsel to the Administrative Agent and the Lenders, with respect to Swedish law matters.

(h)           Each Lender shall have received for its own account (i) the Upfront Fee due and payable pursuant to Section 3.11(b) of the Credit Agreement in respect of the Fourth Delayed Draw Loan. Each Lender and the Administrative Agent shall have received for its own account reimbursement of all costs and expenses due and payable pursuant to Section 4 of this Amendment (to the extent invoiced at least two Business Days prior to the Fifth Amendment Effective Date).

(i)           The Administrative Agent shall have received for its own account an amendment fee of $5,000, due and payable on the Fifth Amendment Effective Date.

(j)           The Administrative Agent and the Lenders shall have received, as of the Fifth Amendment Effective Date, the updates to Schedules required under Section 5.17 of the Credit Agreement.

(k)           The Administrative Agent and the Lenders shall have received, at least 1 Business Day prior to the Fifth Amendment Effective Date, a form of Loan Request with respect to the Fourth Delayed Draw Loan, in the form attached hereto as Exhibit B.

(l)           The Administrative Agent and the Lenders shall have received counterpart signatures to the deed of confirmation dated as of the Fifth Amendment Effective Date, duly executed by Holdings, Valneva UK Limited and the Administrative Agent.

(m)	The Administrative Agent and the Lenders shall have received:

(i)            a French law governed second-ranking pledge over shares to be granted by Holdings in favor of the Administrative Agent with respect to the Capital Securities of Valneva France;

(ii)           a French law governed second-ranking pledge over bank accounts to be granted by Holdings in favor of the Administrative Agent with respect to the bank accounts of Holdings (other than any Excluded Account) located in France;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(iii)          a French law governed second-ranking pledge over the fonds de commerce to be granted by Holdings in favor of the Administrative Agent which shall include the Trademarks and Patents of Holdings registered with INPI, EUIPO and WIPO and as listed therein to the extent constituting Collateral; and

(iv)          a French law governed second-ranking pledge to be granted by Holdings in favor of the Administrative Agent with respect to the intercompany loans owing to Holdings by the Borrower, Valneva UK Limited and Valneva Canada and (if any) Valneva France.

(n)           The Administrative Agent and the Lenders shall have received a duly executed Austrian law governed security confirmation with respect to the Austrian Security Documents.

4.           Expenses. The Loan Parties shall pay all reasonable and documented out-of-pocket fees and expenses incurred by OrbiMed, Deerfield and the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents, including schedules and exhibits, or any amendments, supplements, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

5.           Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender, as of the effective date of this Amendment, as follows:

(a)         After giving effect to this Amendment, the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except with respect to any representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, each is true and correct in all material respects (except with respect to any representations and warranties that are qualified by materiality or Material Adverse Effect, which representations and warranties are true and correct in all respects) as of such earlier date.

(b)         No Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Amendment.

6.           No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. This Amendment is not intended by the parties hereto to be, and shall not be construed to be, a novation of the Credit Agreement or any other Loan Document or an accord and satisfaction with respect thereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

7.           Reaffirmation.

Each Guarantor hereby (i) irrevocably and unconditionally confirms in favor of the Administrative Agent and the Lenders that it consents to the terms and conditions of this Amendment; (ii) acknowledges and reaffirms its respective obligations applicable to it as set forth in the Loan Documents; (iii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, representations, warranties, agreements and obligations applicable to it set forth in the Loan Documents, which remain in full force and effect; (iv) confirms, ratifies and reaffirms that the relevant security interests, hypothecs and guarantees granted to the Secured Parties pursuant to the Loan Documents are and shall remain unimpaired, continue to be in effect and enforceable and with the same force, effect and priority in effect immediately prior to entering into this Amendment and shall continue to secure and/or guarantee the Obligations (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by principles of equity (including the Austrian IO, Canadian Insolvency Laws, the Civil Code of Québec and the French Code de commerce and Code civil)). In addition, each Guarantor hereby certifies, ratifies and reaffirms that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

8.           Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a)           WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)           FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(c)           IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)           THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)           THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)           THE RELEASING PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

9.           Disclosure. Prior to market open on the second Business Day following the Fifth Amendment Effective Date, Holdings shall Publicly Disclose in a broadly distributed press release the terms of this Amendment and any other Inside Information provided to any Public-Side Lender on or prior to the Fifth Amendment Effective Date (the “Fifth Amendment Announcing Report”). Upon the issuance of the Fifth Amendment Announcing Report, Holdings shall have Publicly Disclosed all Inside Information (if any) provided to any Public-Side Lender on or prior to the Fifth Amendment Effective Date. Without limiting the provisions of Section 7.15 of the Credit Agreement, the parties hereto hereby agree that neither any Loan Party nor the Administrative Agent shall, and each such Person shall cause each of its employees, officers, directors (or equivalent persons), Affiliates, attorneys, agents and representatives not to, provide any Public-Side Lender or any of its attorneys, agents or representatives (other than the Administrative Agent and its Outside Counsel) with any Inside Information from and after the Fifth Amendment Effective Date without the express prior written consent of such Public-Side Lender (which consent may be provided by written notice to the Borrower in a specified case or on an ongoing basis (subject in any case to such Public-Side Lender’s right to withdraw such consent in a subsequent written notice to the Borrower)).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

10.           Counterparts; Governing Law. This Amendment may be executed by the Parties in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, Holdings, each other Guarantor, the Lenders and the Administrative Agent shall have been received by the Administrative Agent. Delivery of an executed counterpart of a signature page to this Amendment by email (in “pdf,” “tiff” or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

11.           Direction. The Lenders party hereto, constituting all Lenders under the Credit Agreement, hereby authorize and direct the Administrative Agent to execute and deliver this Amendment.

[Remainder of Page Intentionally Left Blank]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VALNEVA AUSTRIA GMBH, as the Borrower

By:	/s/[***]
Name: [***]
Title: [***]

By:	/s/[***]
Name: [***]
Title: [***]

VALNEVA SE, as Holdings

By:	/s/[***]
Name: [***]
Title: [***]

VALNEVA CANADA INC., as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

VALNEVA UK LTD., as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fifth Amendment

VALNEVA SCOTLAND LTD., as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

VALNEVA USA INC., as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

VALNEVA SWEDEN AB, as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

VACCINES HOLDINGS SWEDEN AB, as a Guarantor

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fifth Amendment

ORBIMED ROYALTY & CREDIT OPPORTUNITIES III, LP, as a Lender

By:	OrbiMed ROF III LLC, its General Partner

	By:	OrbiMed Advisors, LLC,
its Managing Member

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fifth Amendment

DEERFIELD PARTNERS, L.P., as a Lender

By:	Deerfield Mgmt, L.P., its General Partner

	By:	J.E. Flynn capital, LLC,
its Managing Member

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fifth Amendment

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/[***]
Name: [***]
Title: [***]

Signature Page to Fifth Amendment